Fixed Assets	12 Months Ended
Dec. 31, 2013
Fixed Assets [Abstract]
FIXED ASSETS
5. FIXED ASSETS

As of December 31, 2013 and 2012, Fixed Assets and the estimated lives used in the computation of depreciation are as follows:

	Estimated Useful Lives	December 31, 2013	December 31, 2012
Machinery and equipment	3 years	$146,344	$123,355
Leasehold Improvements	5 years	6,206	6,206
Purchased Software	3 years	17,833	17,833
Molds and Tooling	5 years	234,230	234,230
Furniture and fixtures	7 years	22,288	21,533
Therapy Devices	3 years	87,906	76,513
Internally Developed Software	5 years	1,021,681	923,215
		1,536,488	1,402,885
Less: Accumulated depreciation and amortization		(830,291)	(575,496)
Property and Equipment, net		$706,197	$827,389

Depreciation expense for the years ended December 31, 2013 and 2012 was $248,877 and $247,155 respectively, including $25,667 and $22,610 respectively for Therapy Devices which is allocated to Cost of Sales.